================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 1999


                           ---------------------------



                          CONCENTRA MANAGED CARE, INC.
             (Exact name of Registrant as specified in its charter)



         DELAWARE                       000-22751                04-3363415
      (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

  312 UNION WHARF
BOSTON, MASSACHUSETTS                                               02109
(Address of principal                                             (Zip code)
  executive offices)

       Registrant's telephone number, including area code: (617) 367-2163

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

================================================================================

ITEM 5.  OTHER EVENTS.

         In a press release issued April 28, 1999, Concentra Managed Care, Inc., a Delaware corporation ("Concentra"), announced its earnings for the quarter ended March 31, 1999. A copy of the press release issued by Concentra is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1  --  Press release dated April 28, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CONCENTRA MANAGED CARE, INC.



                                            By: /s/ RICHARD A. PARR
                                               ---------------------------------
                                            Name:    Richard A. Parr
                                            Title:   Executive Vice President
                                                     and General Counsel

Date:    April 28, 1999

                                  EXHIBIT INDEX


EXHIBIT
NUMBER               EXHIBIT TITLE
------               -------------
 99.1      --        Press release dated April 28, 1999